INTERCORPORATE SERVICES AGREEMENT

                                     BETWEEN

                               CONTRAN CORPORATION

                                       AND

                             KRONOS WORLDWIDE, INC.


                         Dated as of October [__], 2003


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                                TABLE OF CONTENTS
                                                                          Page

Recitals....................................................................1


ARTICLE I.  RETENTION OF CONTRAN............................................1

         Section 1.1.  Performance of Services..............................1
         Section 1.2.  Disclaimer, Limited Liability; Indemnification.......2

ARTICLE II.  SERVICES.......................................................2

         Section 2.1.  Provision of Financial, Audit,
                        Accounting and Tax Services.........................2
         Section 2.2.  Provision of Other Services..........................2

ARTICLE III.  COMPENSATION..................................................3

         Section 3.1.  Compensation for Services............................3

ARTICLE IV.  CONFIDENTIALITY................................................3

         Section 4.1.  Confidentiality......................................3
         Section 4.2.  Tax Information......................................4

ARTICLE V.  MISCELLANEOUS...................................................4

         Section 5.1.  Review by KWI........................................4
         Section 5.2.  Maintenance and Inspection of Records................4
         Section 5.3.  Indemnity............................................4
         Section 5.4.  Notices..............................................4
         Section 5.5.  Term; Renewal........................................5
         Section 5.6.  Independent Contractor...............................5
         Section 5.7.  Force Majeure........................................5
         Section 5.8.  Entire Agreement.....................................6
         Section 5.9.  Amendments...........................................6
         Section 5.10.  Severability........................................6
         Section 5.11.  Counterparts........................................6
         Section 5.12.  Successors and Assigns..............................6
         Section 5.13.  Governing Law.......................................6
         Section 5.14.  Submission to Jurisdiction; Service; Waivers........6
         Section 5.15.  No Third-Party Beneficiaries........................7
         Section 5.16.  Titles and Headings.................................7


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                        INTERCORPORATE SERVICES AGREEMENT

     This Intercorporate Services Agreement ("Agreement"), is entered into effective as of October [__], 2003 (the "Effective Date"), between Contran Corporation, a Delaware corporation ("Contran"), and Kronos Worldwide, Inc., a Delaware corporation ("KWI").

                                    Recitals

     A. KWI is an indirectly held subsidiary of Contran.

     B. KWI is engaged in the manufacture, sales, marketing and distribution of titanium dioxide and associated products.

     C. KWI has and will have the need for executive, legal, audit, tax, accounting, treasury, administrative, financial, risk management, technical, consulting and similar services from time to time, but has determined that it is not cost effective to obtain and separately maintain the infrastructure associated therewith, particularly including the costs associated with attracting and maintaining on its payroll on a full time basis a full complement of skilled employees.

     D. Contran is able and willing to provide the foregoing services to KWI, and KWI desires to engage Contran as an independent contractor to provide the same in accordance with the terms set forth in this Agreement.

                                    Agreement

     For and in consideration of the mutual promises, representations and covenants herein contained, the parties hereto agree as follows.

                                   ARTICLE I.
                              RETENTION OF CONTRAN

     Section 1.1. Performance of Services.

          (a) KWI hereby engages and retains Contran to perform the services set forth in Article II (the "Services") and Contran hereby accepts and agrees to provide such Services to KWI upon the terms and conditions hereinafter set forth. All Services to be provided by Contran hereunder shall be performed at the request and under the direction of KWI, and Contran shall not have any power to act independently on behalf of KWI other than as specifically authorized hereunder or from time to time by KWI.

          (b) Contran shall determine the corporate facilities to be used in rendering the Services and the individuals who will render such Services.

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          (c) Contran will use reasonable efforts to make the Services available with substantially the same degree of care as it employs in making similar services available for its own operations.

          (d) Those employees or agents of Contran who perform similar services for Contran or for other affiliates of Contran, or both, will perform the Services.

          (e) Nothing herein shall be deemed to restrict Contran or its directors, officers, employees or agents from engaging in any business, or from contracting with other parties, including, without limitation, other affiliates of Contran, for similar or different services.

     Section 1.2. Disclaimer, Limited Liability; Indemnification.

          (a) Contran makes no express or implied representations, warranties or guarantees relating to the Services or the quality or results of the Services to be performed under this Agreement.

          (b) Contran, its officers, employees or agents shall not be liable to KWI or any third party, including any governmental agency, for any claims, losses, damages or expenses that may result from the manner in which Contran, its officers, employees or agents render the Services or the consequences of any failure or delay to perform any of Contran's obligations under this Agreement, other than claims, damages or expenses arising from Contran's gross negligence or willful or reckless misconduct (collectively, "Claims"). KWI shall have the ultimate responsibility for all Services.

          (c) KWI shall indemnify and hold Contran harmless from Claims. KWI shall indemnify and hold Contran's officers, employees or agents harmless from Claims to the full extent that Contran could indemnify such person under applicable law in effect from time to time. KWI shall advance expenses as incurred by Contran or its officers, employees or agents in connection with KWI's indemnification obligations under this Agreement.

                                   ARTICLE II.
                                    SERVICES

     Section 2.1. Provision of Financial, Audit, Accounting and Tax Services. During the term of this Agreement, Contran shall provide financial, audit, accounting and tax services, including without limitation, operation and administration of tax compliance, for KWI's operations in the ordinary course of business.

     Section 2.2. Provision of Other Services. During the term of this Agreement, at the request of KWI, Contran shall provide administrative, executive, legal, risk management, treasury, technical, consulting and other

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services  required by KWI from time to time. KWI may request such other services from time to time, including, without limitation, the following:

          (a) executive and managerial functions;

          (b)    administration   of   KWI's   insurance    policies   including
     administration of worker's compensation claims;

          (c) treasury functions, bank negotiations, compliance matters; and

          (d) legal advice and compliance reporting.

                                  ARTICLE III.
                                  COMPENSATION

     Section 3.1. Compensation for Services. Contran and KWI shall on or prior to the Effective Date and before the beginning of each subsequent calendar year, agree on the budgeted amounts of reimbursable costs and the allocation method to be applied for such year. Such allocation method may be revised from time to time with the consent of both parties.

          (a) KWI shall pay to Contran one fourth of the budgeted annual amount in advance quarterly around the first business day of each quarter.

          (b) From time to time, the budgeted amounts may be revised to better reflect actual expenses, and adjusted billings will then be made from Contran to KWI.

          (c) All charges from Contran to KWI are intended to be equal to the actual cost of such expenses without premium or mark-up to Contran.

                                   ARTICLE IV.
                                 CONFIDENTIALITY

     Section 4.1. Confidentiality. Each party shall hold and shall cause its directors, officers, employees, agents, consultants and advisors ("Representatives") to hold in strict confidence all information (other than any such information relating solely to the business or affairs of such party that is otherwise publicly known or available) concerning the other party unless (i) such party is compelled to disclose such information by judicial or administrative process or, in the opinion of its counsel, by other requirements of law or (ii) such information can be shown to have been (A) in the public domain through no fault of such party or (B) lawfully acquired on a non-confidential basis from other sources. Notwithstanding the foregoing, such party may disclose such information to its Representatives so long as such

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persons  are  informed  by  such  party  of  the  confidential  nature  of  such
information   and  are  directed  by  such  party  to  treat  such   information
confidentially. If such party or any of its Representatives becomes legally compelled to disclose any documents or information subject to this Section 4.1, such party will promptly notify the other party so that the other party may seek a protective order or other remedy or waive such party's compliance with this
Section 4.1. If no such protective order or other remedy is obtained or waiver granted, such party will furnish only that portion of the information that it is advised by counsel is legally required and will exercise its reasonable efforts to obtain adequate assurance that confidential treatment will be accorded such information. Such party agrees to be responsible for any breach of this Section
4.1 by it and its Representatives.

     Section 4.2. Tax Information. Notwithstanding anything set forth herein to the contrary (including Section 4.1) or in any other agreement to which a party hereto is bound, the parties hereto (and any employee, representative or other agent of any of the parties) are hereby expressly authorized to disclose all information relating to taxes as required by the Internal Revenue Code of 1986, as amended or supplemented, and the regulations promulgated thereunder (the "Code"), but only to the extent necessary to comply with the Code.

                                   ARTICLE V.
                                  MISCELLANEOUS

     Section 5.1. Review by KWI. All reports, memoranda, returns, statements, contracts, agreements, regulatory submissions, applications and any other documents arising from or in connection with the Services for or on behalf of KWI shall be subject to review and approval by KWI.

     Section 5.2. Maintenance and Inspection of Records. Contran shall keep accurate books and records with respect to the costs and expenses incurred in connection with the Services and such other books, accounts and records of its operations as may be reasonably necessary for purposes of this Agreement. KWI shall be permitted to inspect such books and records at any reasonable time.

     Section 5.3. Indemnity. KWI assumes all liability for, and agrees to defend, indemnify and hold Contran, its employees, officers, directors, shareholders and agents, harmless from and against all demands, liabilities, damages, costs and expenses, including attorneys' and expert witness fees ("Loss"), incurred by Contran arising from or in connection with the Services, other than any Loss caused by the gross negligence or willful misconduct of Contran.

     Section 5.4. Notices. All notices and other communications hereunder shall be in writing, and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) or transmitted by facsimile to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

         If to Contran:             Contran Corporation.
                                    Three Lincoln Centre

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                                    5430 LBJ Freeway, Suite 1700
                                    Dallas, Texas   75240-2697
                                    Attention:  General Counsel
                                    Phone:  972.450.4251
                                    Fax:  972.448.1445

         If to KWI:                 Kronos Worldwide, Inc.
                                    Three Lincoln Centre
                                    5430 LBJ Freeway, Suite 1700
                                    Dallas, Texas   75240-2697
                                    Attention:  General Counsel
                                    Phone:  972.450.4289
                                    Fax:  972.448.1445

     Section 5.5. Term; Renewal. The initial term of this Agreement shall commence as of the Effective Date and end on December 31, 2003, but shall be automatically renewed for successive terms of one year. Either party may terminate this Agreement by giving written notice of termination to the other party not less than sixty (60) days prior to the end of the then current term. In addition, in the event of a material default hereunder by a party, the non-defaulting party may terminate this Agreement upon thirty (30) days prior written notice if such default remains uncured and is continuing for twenty (20) days after receipt by the defaulting party of such written notice of intent to terminate. A final accounting and payment by one party to the other of all amounts payable hereunder shall be made pursuant to the terms hereof within thirty (30) days following such termination.

     Section 5.6. Independent Contractor. Contran shall be an independent contractor and not an employee of, or partner or joint venture with, KWI.

     Section 5.7. Force Majeure. No party shall be in default of this Agreement or liable to the other party for any delay or default in performance where occasioned by any cause of any kind or extent beyond its control, including but not limited to, armed conflict or economic dislocation resulting therefrom; embargoes; shortages of labor, raw materials, production facilities or transportation; labor difficulties; civil disorders of any kind; action of any civil or military authorities (including, priorities and allocations); fires; floods and accidents. The dates on which the obligations of the party are to be fulfilled shall be extended for a period equal to the time lost by reason of any delay arising, directly or indirectly from:

          (a) Any of the foregoing causes, or

          (b) Inability of a party, as a result of causes beyond its reasonable control, to obtain instruction or information from the other party in time to perform its obligations by such dates.

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     Section  5.8.  Entire  Agreement.  This  Agreement  constitutes  the entire understanding between the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties and if certifications, express or implied, shall exist as between the parties except as stated herein.

     Section 5.9. Amendments. No amendments, waivers or modifications hereof shall be made or deemed to have been made unless in writing, executed by the party to be bound thereby.

     Section 5.10. Severability. If any provision in this Agreement or the application of such provision to any person or circumstance shall be invalid, illegal or unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid, illegal or unenforceable shall not be affected thereby.

     Section 5.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

     Section 5.12. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other party hereto, and any attempt to assign any rights or obligations arising, under this Agreement without such consent shall be void. This Agreement shall be binding, upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 5.13. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Texas.

     Section 5.14. Submission to Jurisdiction; Service; Waivers. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, EACH PARTY (A) IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS
LOCATED IN DALLAS COUNTY, TEXAS (B) AGREES THAT THE VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVE TO SUCH COURTS, AND (C) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WITH THE RIGHT TO OBJECT, WITH

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RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT THAT
SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PARTY, BY CERTIFIED OR REGISTERED MAIL AT THE ADDRESS SPECIFIED IN SECTION 5.4.

     Section 5.15. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     Section 5.16. Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     Executed as of the Effective Date.

                             CONTRAN CORPORATION



                             By:
                                -----------------------------------------------
                                [Name, Title]

                             KRONOS WORLDWIDE, INC.



                             By:
                                ----------------------------------------------
                                [Name, Title]




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